Nature Inspired. Technology Driven. NOVEMBER 17, 2020 TM Exhibit 99.1

We have made these forward-looking statements in reliance on the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “anticipates,” “believes,” “continue,” “estimates,” “expects,” “targets,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” “projects,” “should,” or “will,” the negative of these terms and other similar terminology. Forward-looking statements in this presentation include statements about the potential impact of the COVID-19 pandemic on our business and operating results; our future financial performance; product pipeline and development; our business model and strategies for commercialization and sales of commercial products; regulatory progression; potential collaborations, partnerships and licensing arrangements and their contribution to our financial results, cash usage, and growth strategies, including with respect to potential revenue relating to our winter oats, high saturated fat soybean for palm alternative, hemp, high oleic low linolenic soybean, high fiber wheat and improved quality alfalfa; addressable market opportunities; and anticipated trends in our business. These and other forward-looking statements are predictions and projections about future events and trends based on our current expectations, objectives and intentions and premised on current assumptions. Our actual results, level of activity, performance, or achievements could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors, including, but not limited to: the severity and duration of the evolving COVID-19 pandemic and the resulting impact on macro-economic conditions; the impact of increased competition, including with respect to our winter oats, high saturated fat soybean for palm alternative, hemp, high oleic low linolenic soybean, high fiber wheat and improved quality alfalfa; disruptions at our or our collaborators’ key facilities; changes in customer preferences and market acceptance of our or our partners’ products, including our winter oats, high saturated fat soybean for palm alternative, hemp, high oleic low linolenic soybean, high fiber wheat and improved quality alfalfa; competition for collaboration partners and licensees and the successful execution of collaborations and licensing agreements, including on terms consistent with our projections; the impact of adverse events during development, including unsuccessful field trials or development trials or disruptions in seed production; the impact of improper handling of our product candidates by unaffiliated third parties during development, such as the improper aerial spraying of our high fiber wheat product candidate; failures by third-party contractors; inaccurate market sizing and/or price and demand forecasting, including with respect to sales projections used by Calyxt management in determining potential license and other revenues; the effectiveness of commercialization efforts by commercial partners or licensees; our ability to make grain sales on terms acceptable to us; the timing of our grain sales; our ability to collect accounts receivable; disruptions to supply chains, including transportation and storage functions; commodity price conditions; the impact of changes or increases in oversight and regulation; disputes or challenges regarding intellectual property; proliferation and continuous evolution of new technologies; management changes; dislocations in the capital markets; and other important factors discussed under the caption entitled “Risk Factors” in our Annual Report on Form 10-K and subsequent filings on Form 10-Q or 8-K with the U.S. Securities and Exchange Commission. Any forward-looking statements made by us are based only on information currently available to us when, and speaks only as of the date, such statement is made. Except as otherwise required by securities and other applicable laws we do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change. Forward Looking Statements

WELCOME AND COMPANY OVERVIEW JIM BLOME, chief executive officer

Welcome and company overview TALEN technology platform Product development Go-to-market strategies Financial performance Closing remarks and Q&A Jim Blome Travis Frey, Ph.D. Travis Frey, Ph.D. Bill Koschak Bill Koschak Jim Blome Agenda

Differentiated gene-editing platform (TALEN) - proven, precise, fast, non-transgenic path to market Pioneer in developing and bringing to market gene-edited consumer trait via TALEN® technology Capital-efficient business model with multiple routes to market Pipeline that targets critical industry dynamics including consumer demand for specialty ingredients, technologies that help growers access new high-value markets, and technologies that help meeting society's sustainability targets Total addressable market of $8.8 billion across projects in development1 Investment Highlights 1 See the information on slides 47 to 52 for sources and key assumptions underlying the total addressable market and potential product revenue opportunity.

© CALYXT, INC. ALL RIGHTS RESERVED OUR WORLD IS Being NEGATIVELY AFFECTED by DISEASE, POOR DIETARY HABITS, INCREASING PLASTICS AND WASTE, CLIMATE CHANGE AND MORE

WHY CALYXT? The Future Demands Healthy and Sustainable Innovation Advanced Therapeutics Renewable Clean Energy Green Building Materials Functional Nutrition Animal Nutrition Plant-Based Packaging

Historical Milestones Founded IPO Launched first gene-edited food product in the U.S. Advanced go-to-market strategy for soybean products 2010 2017 2019 2020 Received USDA non-regulated status for Calyxt’s first commercial product 2015

IQ™ Alfalfa is a high-quality, improved digestibility alfalfa with a strong yield that delivers benefits to growers as well as the dairy and cattle industries. The collaboration identified traits for a higher value alfalfa produced on the same acre with the same inputs, putting greater profitability in the hands of the farmer.  First Trait License Agreement Secured Agreement has the Potential to Generate More Than $10 Million of License Revenue from U.S. Sales over LIFE OF pending patent1 + © CALYXT, INC. ALL RIGHTS RESERVED 1 Generally 20 years from filing date of provisional patent application

Transcription Activator-Like Effector Nuclease (TALEN®) gene-editing technology is the engine behind our innovation.

The Ideation that TALEN Could Support PLANT-BASED SOLUTIONS Plant-Based Protein Regenerative Agriculture Functional Nutrition Plant-Based Packaging Advanced Therapeutics Green Building Materials Renewable Clean Energy Animal Nutrition

Current Project Areas Green Building Materials Regenerative Agriculture Plant-Based Protein Functional Nutrition Plant-Based Packaging Renewable Clean Energy Advanced Therapeutics Animal Nutrition

Robust Portfolio of Industry Innovations  Winter Oats High Fiber Wheat High Oleic Low Linolenic Soybean Hemp High Saturated Fat Soybean for Palm Alternative

aN $8.8B ADDRESSABLE Market Seed Opportunity Across Key Projects $190M $3.6B $2.1B $760M $2.1B Addressable market estimates are based on information from various sources, including independent industry publications and management’s assumptions based on Calyxt’s knowledge of, and experience to date in, the potential markets for our product candidates. Addressable market opportunity estimates and forecasts, whether obtained from third-party sources or developed internally, are subject to uncertainty and are based on assumptions and estimates—including with respect to market size, demand and adoption, and pricing—that may not prove to be accurate. Estimated addressable markets reflect opportunity available for all participants in the market. Addressable market opportunity estimates may not materialize for many years, if ever. See slides  47 to 51 for sources and key assumptions underlying the total addressable market and potential product revenue opportunity. Winter Oats High Fiber Wheat High Oleic Low Linolenic Soybean Hemp High Saturated Fat Soybean for Palm Alternative

Winter Oats A domestic solution SOLUTION Deliver a high-quality oat crop that can be grown in U.S. geographies during winter © CALYXT, INC. ALL RIGHTS RESERVED PROBLEM There are not enough high-quality oats to meet consumer demand

Enabling high-quality oats to be grown in more U.S. geographies as a winter cover crop Winter Oats  Developing a new Cover crop using winter production of oats WHAT CALYXT CAN DO Deliver a high-quality oat crop that could be grown in U.S. geographies during winter Improve grower economics Increase supply of food grade oat acres grown in the U.S. Reducing transportation and increasing land use efficiencies Oats offer heart health, blood sugar and weight management claims Crop biodiversity and soil health benefits leading to potential opportunities in carbon markets Excellent food/feed source Winter-hardiness to expand domestic production Enhance nutrient profile for food/feed Improve oat quality Develop a new cover crop WHAT WOULD MAKE OATS EVEN BETTER MARKET DEMAND FOR OATS WHY OATS As a gluten-free, nutrient-rich grain, oats deliver numerous benefits Consumers are seeking gluten-free grain alternatives that deliver meaningful health benefits Gluten-free alternatives Beneficial nutritional profile Domestically-sourced sustainable ingredients

Hemp PROBLEM Many existing obstacles prevent wide-spread commercial planting of hemp SOLUTION Partner with leading hemp innovators to stabilize hemp seed genetics to unleash hemp’s full potential © CALYXT, INC. ALL RIGHTS RESERVED EXPLORING THE WHITE SPACE IN HEMP

Increase the value of hemp by understanding the genetics to optimize performance and enable broad acre crop planting Optimizing Hemp  unleashing hemp’s full potential WHAT CALYXT CAN DO Partner with leading hemp innovators seeking to stabilize hemp seed genetics to unleash hemp’s full potential Industrial fibers for renewable materials Plant-based protein Therapeutic potential Improved genetics to optimize the desired traits De-risking the crop Broad application use across multiple industries Soil health benefits Emerging crop with growth potential Stabilized genetics De-risking the supply chain with THC consistently < 0.3% Crop uniformity to improve harvest-ability WHAT WOULD MAKE HEMP EVEN BETTER Hemp is a valuable crop and evolving regulations are opening opportunities for commercial crop production MARKET DEMAND FOR HEMP WHY HEMP A hardy crop, hemp production is less intensive and has broad appeal as it’s naturally rich in fiber, protein and beneficial metabolites

Addressing trends for growers, consumers and our planet Innovation Pipeline In Development Winter Oats GROWER ECONOMICS CONSUMER HEALTH SUSTAINABILITY HSF Soybean for  Palm Alternative Hemp HOLL Soybean High Fiber Wheat X X X X X X X Alfalfa X X X X X X

Our TALEN toolbox can help global companies advance their sustainability goals and ESG targets. At Calyxt, we believe in the power and possibilities of plants

TALEN® TECHNOLOGY PLATFORM TRAVIS FREY, Ph.D., Chief TECHNOLOGY officer

Groundbreaking Technology is our Platform Transcription Activator-Like Effector Nuclease (TALEN®) is the engine behind our innovation. TALEN is an advanced breeding technology that allows for precision targeting of existing genes within a plant’s genome. That targeting allows our scientists to select for desired characteristics, accelerating breeding in a fraction of the time. © CALYXT, INC. ALL RIGHTS RESERVED

Our TALEN® Gene-Editing Process Two TALEN® recognize their DNA target A controlled cut is induced in the gene-of-interest After repair, DNA target is no longer present (knocked-out) DNA repairs itself

TALEN is a precise tool to target existing genes within a crop’s genome. We check every time we make an edit to validate the desired edit was made. A large percentage of plant cells treated by TALEN bear the desired gene edit, keeping development costs low. Calyxt's IP portfolio provides a clear path to commercialize gene edited products. Key Benefits of TALEN® Technology A PRECISE platform for gene editing TALEN is cost competitive compared to other gene-editing technologies and traditional breeding methods.

OWNED and In-Licensed patent portfolio COVERING PLANT GENE-EDITING technologies Broad Patent Estate Covering Multiple Technologies Patents granted, including broad claims for TALEN gene editing platform Patent applications with both broad claims to gene editing and adjacent technologies as well as specific product claims Patents granted globally outside the US Countries with patents issued or applications pending 80+ families | 100+ applications | 300+ patents United States Global Total Worldwide 40+ 40+ 35+ 275

Leading the way Proven Regulatory Expertise Shifting the Paradigm to Benefits Leading the Way Shifting to a Global Regulatory Strategy

PRODUCT DEVELOPMENT TRAVIS FREY, PH.D., CHIEF TECHNOLOGY OFFICER

Under our business model, Calyxt partners with leading companies across industries to ideate and deliver crop innovation by leveraging our technical expertise and their market footprint.  Bringing the Possibilities to Life Partnering with Calyxt © CALYXT, INC. ALL RIGHTS RESERVED We deliver traits They bring a new product to market Together we ideate 1 2 3

How? Here’s Our Process Imagine We or our partners imagine the possibilities for a product concept Gene Editing & Genotyping Using TALEN, we edit selected target genes. We then validate the seeds by genotyping for product candidate selection. Breed & Field Test We use germplasm acquisition, trait integration, seed increase and field testing to validate product quality. Discover and Target We discover biochemical pathways and traits of underlying genes. We then target traits in those specific genes using our TALEN® technology. POWERED BY: 1-2 years 1-2 years 1-2 years Grow and Process We work with our partners for smooth harvest, storage, transport, and processing of the final product. 1-2 years 1-2 years Go-to-Market Development Final product is delivered to the customer for commercialization.

Winter Oats © CALYXT, INC. ALL RIGHTS RESERVED

TARGET ATTRIBUTES Winter Oats 31 Current phase: PHASE I | planned commercial Planting: 2026 SOLUTION PROBLEM Addressable Market 1 $3.6B Food companies cannot source enough high-quality U.S. grown oats to meet consumer demand Develop cold tolerant oats as a winter crop to take advantage of double cropping acres as a gluten-free alternative to wheat Expand domestic production via winter-hardiness Enhance nutrient profile for food/feed Improve oat quality Develop a new cover crop 1  See the information on slide 47, “Winter Oats,” for sources and key assumptions underlying the total addressable market and potential product revenue opportunity.

High Saturated Fat Soybean for Palm Alternative © CALYXT, INC. ALL RIGHTS RESERVED

TARGET ATTRIBUTES High Saturated Fat Soybean for Palm Alternative Current phase: PHASE I | planned commercial Planting: 2026 SOLUTION PROBLEM Addressable Market 1  $2.1B Palm oil is an ingredient with significant sustainability and supply chain reliability challenges Develop a palm alternative using U.S. grown soybean Optimize saturated to unsaturated fat ratio Maintain agronomics and yield Deliver taste and functional performance 1  See the information on slide 48, “High Saturated Fat Soybean for Palm Alternative,”  for  sources and key assumptions underlying the total addressable market and potential product revenue opportunity.

Hemp © CALYXT, INC. ALL RIGHTS RESERVED

TARGET ATTRIBUTES Hemp Current phase: phase i | planned commercial PLANTING: 2024 SOLUTION PROBLEM Addressable Market1  $2.1B Many existing obstacles prevent wide-spread commercial planting of hemp Improve hemp seed genetics to develop a broad-acre crop Stabilized genetics De-risking the supply chain with THC consistently < 0.3% Improve mechanized harvest-ability via crop uniformity 1  See the information on slide 49, “Hemp,” for   sources and key assumptions underlying the total addressable market and potential product revenue opportunity.

High Oleic Low Linolenic Soybean (HOLL) © CALYXT, INC. ALL RIGHTS RESERVED

TARGET ATTRIBUTES HOLL Soybean Current phase: PHASE 2 | planned commercial PLANTING: 2023 SOLUTION PROBLEM Addressable Market1  $760M Food processors are demanding an oil that delivers higher-performance with an improved nutritional profile A next-generation oil that provides enhanced frying stability, nutritional profile and flexibility for blending Improve performance with a high oleic acid/ultra low linolenic acid content Maintain agronomic performance and yield 1  See the information on slide 50, “High Oleic Low Linolenic Soybean,”  for  sources and key assumptions underlying the total addressable market and potential product revenue opportunity.

High Fiber Wheat © CALYXT, INC. ALL RIGHTS RESERVED

TARGET ATTRIBUTES High Fiber Wheat Current phase: PHASE 2 | planned commercial PLANTING: 2022 SOLUTION PROBLEM Addressable Market1  $190M The average American adult only consumes ~50% of the recommended daily value (RDV) of fiber2 Develop a high fiber wheat with up to three times more dietary fiber Up to 3X more fiber Maintain agronomics and yield Deliver taste and functional performance 1  See the information on slide 51, “High Fiber Wheat,”  for  sources and key assumptions underlying the total addressable market and potential product revenue opportunity.  2 National Institute of Health

GO-TO-MARKET STRATEGIES Bill Koschak, Chief financial officer

Trait Licensing Develop and license traits to downstream partners with commercialization expertise for negotiated upfront and milestone payments and potential royalties Seed Sales Sale of seed to agricultural processors, including millers and crushers, or others in the relevant crop’s supply chain, these sales of seed are expected to result in revenue for Calyxt Technology Licensing License Calyxt’s technology to others for use in their own development of specific traits for negotiated upfront and annual fees and potential royalties Our Go-To-Market Strategies

Financial Models for Go-To-Market Strategies POTENTIAL CASH PAYMENTS THROUGHOUT THE DEVELOPMENT CYCLE Go-To-Market Strategy Initiation Development Commercial Seed Sales -- -- Revenue from seed sales Trait Licensing Upfront fee based on size of opportunity Milestone-based fees Royalties on commercial product / value Technology Licensing Upfront fee based on size of opportunity Annual fees Royalties on commercial product / value

Seed Sales REVENUE DETAILS PHASE FEE ILLUSTRATIVE FEES TO CLXT Initiation None Development Exclusive access to product candidate Possible Commercial Ongoing revenue from seed sales Wholesale seed price PROSPECTIVE CUSTOMERS Revenue from seed sales principal source of cash and revenue Targeting mid-double digit seed margins over time, with minimal working capital investment limited to Q4 and Q1 when payments to seed producers are made Processors Millers Others in the relevant crop’s supply chain

Trait Licensing 44 TRAIT LICENSING DETAILS POTENTIAL PARTNERS PHASE MILESTONE1 PARTNER MILESTONE ILLUSTRATIVE FEES TO CLXT1 Initiation Upfront fee  $ Development  Genomic target achieved $ Development  Product concept validated $ Development  Commercial  launch $ Commercial Ongoing royalties % of value Partner commits to a series of payments tied to a workplan with milestones defined in development agreement Milestone payments expected to be set based on risk borne by each party and the prospective value created Ongoing royalties will vary Seed companies Biotech companies Germplasm providers Suppliers and users of plant-based inputs Agricultural producers and processors Growers Others in the relevant crop’s supply chain 1 Specific deal structure and the amount and timing of cash flows and revenues will vary depending upon several factors, including cost to develop, size of the opportunity, and the stage at which a partner or licensee enters the development process.

Technology Licensing 45 LICENSING DETAILS Licensee expected to pay an upfront fee to obtain a license To continue to use, annual payments are expected and in certain license arrangement milestone payments will also be expected Ongoing royalties will vary PHASE FEE1 ILLUSTRATIVE FEES TO CLXT1 Initiation Upfront license fee $ Development Annual license fee – Yr. 1 $ Development Annual license fee – Yr. 2 $ Development Annual license fee – Yr. 3 and beyond $ Commercial Ongoing royalties % of value PROSPECTIVE LICENSEES Higher education institutions Seed companies Biotech companies Germplasm providers Suppliers and users of plant-based inputs Agricultural producers and processors Others in the relevant crop’s supply chain 1 Specific deal structure and the amount and timing of cash flows and revenues will vary depending upon several factors, including cost to develop, size of the opportunity, and the stage at which a partner or licensee enters the development process.

Prioritized Development Pipeline

NINE PROJECTS REPRESENT AN $8.8B ADDRESSABLE MARKET

Crop	Trait	Target Commercial Planting Year[1]	Target GTM Strategy	Partner Status	Addressable Market[1] ($ in millions)
Alfalfa	Improved digestibility	2021	Trait	S&W Seed Company	$65
Soybean	High oleic	2021	Seed	Prospecting	$760
Soybean	High oleic, low linolenic (HOLL)	2023	Seed	Prospecting	
Soybean	Enhanced HOLL	2026	Seed		
Wheat	High fiber	2022	Seed / Trait	Prospecting	$190
Hemp	Marketable yield	2023	Seed / Trait	Prospecting	$2,100
Hemp	Low THC for fiber, food, & therapeutics	2024	Seed / Trait	Prospecting	
Oat	Cold tolerant, gluten-fee alternative	2026	Seed / Trait	Prospecting	$3,600
Soybean	High saturated fat for palm alternative	2026	Seed / Trait	Prospecting	$2,100
Various	Improved protein profile and flavor	2027	Trait		

We are also negotiating with potential partners with respect to specific opportunities for which development activity would only commence upon reaching an agreement.

[1] See the information on slides 47 to 52 for sources and key assumptions underlying the total addressable market and potential product revenue opportunity.

© CALYXT, INC. ALL RIGHTS RESERVED
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Winter Oats

Addressable Market in Acres			Addressable Market (Acres x Seed Sales)	Revenue Potential for Product
High Quality Oats Planted Acres[1] +	High Quality Feed Acres[2] +	Cover Crop Potential New Planted Acres[3] ×	*Seed Price Per Acre[4]* ×	*Potential Capture of Market for Product*
			$21-$50	**30%**
› **150** Million Acres[4]			= **$3.6** Billion Addressable Market	= **$1.1 Billion Potential Revenue**

[1] Source: USDA estimated for US and Canada (4 million acres).
[2] Source: Management estimate of total acres required for high-quality feed based on USDA and Eurostate estimates of total US and EU swine population, management estimates of 7 lbs. per day of daily hog feed with 25% oat content and estimate of 65 bushels per acre (50 million acres).
[3] Source: USDA and Eurostate estimate of planted soybean and corn acres (177 million acres).
[4] Source: Management estimates based on market survey.

© CALYXT, INC. ALL RIGHTS RESERVED
47

ADDRESSABLE MARKET AND PRODUCT REVENUE OPPORTUNITY High Saturated Fat Soybean for Palm Alternative 1 Source: USDA (US and Brazil) and Tridge (Argentina). 2 Source: Management  estimate.  3 Source: U.S. Soybean Export Council (yield) and management estimates of oil premium (above oil base price) from high saturated fat. 26.9 Million Total Acres US, Brazil, Argentina Palm Oil Imports1 6.3 Metric Tons Metric Tons Per Soybean Acre2 .23 Addressable Market (Acres x Oil Price) $2.1Billion Addressable Market Oil Trait Value Per Acre2 $78 Revenue Potential for Product $420 Million Potential Revenue Potential Capture of Market for Product 20% Addressable Market in Acres

Hemp

ADDRESSABLE MARKET AND PRODUCT REVENUE OPPORTUNITY

Addressable Market in Acres				Addressable Market (Acres x Price Per)		Revenue Potential for Product
CBD Acres[1]	+ Protein Acres[2]	+ Fiber Acres[3]	×	Price Per Acre[4]	×	Potential Capture of Market for Product
500K	1 Million	6.7 Million		$105 - $1,260		25%
= 8.2 Million Total Acres				= $2.1 Billion Addressable Market		= $520 Million Potential Revenue

[1] Source: Hemp Industry Daily estimated planted acres of hemp in the U.S.
[2] Source: USDA estimated plant-based protein chickpea planted acres in the US and Canada.
[3] Source: USDA (Brazil, Egypt, Pakistan), Brazilian Assn. Of Cotton Producers (Brazil), ISAAA (Kenya), and Corron: Review of World Situation (South Africa); Management estimated replacement of 1/3 of planted cotton acres in these geographies.
[4] Source: Management estimates based on market survey; $1,260 / acre (CBD).

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ADDRESSABLE MARKET AND PRODUCT REVENUE OPPORTUNITY High Oleic Low Linolenic Soybean 1 Source: USDA, Economic Research Service, Fats and Oils Yearbook, March 2019.  2 Source: United Soybean Board. 3 USDA 2019 Yield average. 4 Source: Management estimates of total value created per acre allocated to trait developer and seed company, assuming 33.3% net premium to grower. 20.1 Million Total Acres for Production 70% of U.S. Premium Oils Demand1 10.5 Million Lbs Pounds Per Bushel2 11 Number of Bushels 955 Million Total Value Created Per Acre4 $760 Million Addressable Market Addressable Market (Acres x Value Created) $38 Revenue Potential for Product $230 Million Potential Revenue Potential Capture of Market for Product 30% Bushels Per Acre2 47 Addressable Market in Acres

ADDRESSABLE MARKET AND PRODUCT REVENUE OPPORTUNITY High Fiber Wheat 1 Source: USDA long-term 2030 projection of 45 million total US wheat acres and USDA 5-year historical average winter wheat and spring wheat proportions.  Management estimates of share retained for domestic.  2 Source: Management estimates for use and allocation to food production applications. 3 Source: Management estimates based on survey of base seed pricing and projected trait premium. 7.2 Million Total Acres U.S. Winter and Spring Wheat Acres1 24.1 Million High Fiber Share2 30% Revenue Potential for Product Addressable Market (Acres x Seed Sales) $190 Million Addressable Market Seed Price Per Acre3 $26 $55 Million Potential Revenue Potential Capture of Market for Product 30% Addressable Market in Acres

Improved Quality Share of Acres2 ADDRESSABLE MARKET AND PRODUCT REVENUE OPPORTUNITY Alfalfa U.S. Annual Planted Acres1 750 Thousand Total Acres 1 Source: 2019 National Forage Review, Progressive Forage. 2 Source: Management estimates based on market survey; Management estimate of projected trait premium. 3 Source: Typical seed rate, management estimate based on market survey. Seed Price Per Bag2 $65 Million Addressable Market Revenue Potential for Product Addressable Market (Acres x Seed Sales) 2.5 Million 30% $200-$250 $19 Million Potential Revenue Potential Capture of Market for Product 30% Acres Per 50lb Bag3 2.783 Addressable Market in Acres

$2.3B revenue opportunity on an annual basis at scale Summary of Seed Opportunity 53 $190M $3.6B $2.1B $760M $2.1B Winter Oats High Fiber Wheat High Oleic Low Linolenic Soybean Hemp High Saturated Fat Soybean for Palm Alternative $55M $1.1B $420M $230M $520M Improved Digestibility Alfalfa $65M $19M See the information on slides 47 to 52 for sources and key assumptions underlying the total addressable market and potential product revenue opportunity.  Addressable Market Revenue Potential for Product Totals $8.8B $2.3B

FINANCIAL PERFORMANCE Bill Koschak, Chief financial officer

Sept 30 Trailing 12 Month Operating Expenses Derived from 2019 Form 10-K and 2020 third quarter Form 10-Q R&D Expenses $11.5M Include the costs of performing activities to discover and develop products and advance our intellectual property, primarily employee-related costs, fees for contractors who support product development and breeding activities, expenses for trait validation, licensing, facilities, regulatory, and other costs associated with owning and operating our own laboratories. Selling Expenses1 $ 9.8M Include the costs of our business development and supply chain activities that support our go-to-market strategies, as well as historically the costs of marketing and selling our soybean products, primarily employee-related costs, travel, samples, and other internally allocated costs for facilities and IT. G&A Expenses $12.7M Include the costs of our executive, legal, intellectual property, IT, finance, facilities, and human resources functions, primarily employee-related costs, facility and IT expenses not otherwise allocated to R&D or Selling expenses, professional fees for auditing, tax and legal services, expenses associated with maintaining patents, consulting costs, and other costs of our information systems. Other Expenses $0.8M Include management fees to Cellectis and, following our business model transition, costs related to restructuring our soybean product line to its new go-to market strategy. 1 Selling expenses include selling, supply chain, and business development expenses. Historically, the majority of these expenses were for acquiring acres, selling oil and meal, and managing our supply chain.  Please refer to our quarterly report on Form 10-Q filed on November 5, 2020 for a discussion of anticipated changes between revenues and costs as we execute on our streamlined business model, which we adopted in August 2020.

At scale, TARGETS delivery OF free cash flow and positive EBITDA margin Long-term Operating Model 1 See the information on page 2, “Forward-Looking Statements,” for factors that may impact these at-scale future growth targets, and the business model illustration. 2 Revenue growth targets exclude revenues associated with our soybean transition, as those revenues are expected to increase from 2020 to 2021 and then decline to zero in 2022. 3 In 2021 and 2022 selling expenses, which include business development, are expected to decline as a result of the staffing adjustments made as part of the decision to advance our soybean products to a seed go-to-market strategy.  Financial Metric Revenue2 R&D expenses Selling expenses3 General & administrative expenses Future Growth Targets (CAGR) Mid double digits Mid single digits Low single digits Low single digits Assuming a seed revenue only business model and the operating expense trajectory described on this slide, we expect to be cash breakeven at $50M to $60M in seed revenue. Cash from trait and technology licensing would be accretive.

SUMMARY Jim blome, chief executive officer

Goal: Underpin Road Map to Success Over the Next 3 Years 2021+ Business Milestone  Targets Advance Winter Oat to Phase 2 Advance Plant-based protein to Phase I Pilot Launch of IQ™ Alfalfa Secure HO Soy Seed Purchasers Innovation Milestones Commercial Milestones 2021 2023 2022 Secure HOLL Soy Seed Purchasers Sign HFW Commercial Partner Advance HOLL Soy to Phase 3 Advance Low THC Hemp to Phase 2 Advance High Sat Fat Soy to Phase 2 Advance IQ™ Alfalfa to Phase 3

Differentiated gene-editing platform (TALEN) - proven, precise, fast, non-transgenic path to market Pioneer in developing and bringing to market gene-edited consumer trait via TALEN® technology Capital-efficient business model with multiple routes to market Pipeline that targets critical industry dynamics including consumer demand for specialty ingredients, technologies that help growers access new high-value markets, and technologies that help meeting society's sustainability targets Total addressable market of $8.8 billion across projects in development1 59 Investment Highlights 1 See the information on slides 47 to 52 for sources and key assumptions underlying the total addressable market and potential product revenue opportunity.

Q&A

Company Bill Koschak Chief Financial Officer Calyxt, Inc. 2800 Mount Ridge Road Roseville, MN 55113 www.calyxt.com Investor Relations Chris Tyson Executive Vice President – MZ North America Direct: 949-491-8235 IR@calyxt.com www.mzgroup.us Calyxt, Inc. NASDAQ: CLXT Share price $3.33 Market cap $123.2M Shares outstanding 37.0M Public float 13.8M Insider holdings 72.4% As of November 2, 2020 This chart includes information that was publicly disclosed as of the dates above and is not being updated as of the date of this presentation. © CALYXT, INC. ALL RIGHTS RESERVED

Capital Markets Summary

CLXT

NASDAQ Listed

Shares Outstanding:	**33,243,161[1]**
Options/Warrants:	**5,581,307[1]**
Sector:	**Agricultural Technology**
Year-End:	**December 31**

Sell-Side Analyst Coverage

Canaccord Genuity	Bobby Burleson
Goldman Sachs	Adam Samuelson
Jefferies	Laurence Alexander
Ladenburg Thalmann	Robert Leboyer
National Securities	Ben Klieve
Wells Fargo Securities	John Baumgartner

[1] As of September 30, 2020

News Releases

- Calyxt Announces Collaboration with NRGene® to Advance its Product Pipeline - ***November 11, 2020***
- Calyxt Reports Third Quarter 2020 Financial Results - ***November 5, 2020***
- Calyxt Announces Commercial Agreement with S&W Seed Company to Deliver Improved Quality Alfalfa - ***October 29, 2020***
- Calyxt Announces $15 Million Registered Direct Offering - ***October 16, 2020***
- Calyxt Appoints Sarah Reiter as Vice President of Business Development – ***October 14, 2020***
- Reports Q2 2020 Financial Results - ***August 5, 2020***

Upcoming Events

- Canaccord Genuity AgriFood Tech Innovation Virtual Forum – ***December 3, 2020***
- Roth Deer Valley Consumer Conference - ***December 10, 2020***
- LD Micro Main Event 2020 - ***December 14-15, 2020***

Note: Calyxt, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Calyxt, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Calyxt, Inc. or its management. Calyxt, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. The above table also includes information that was publicly disclosed as of the dates above and is not being updated as of the date of this presentation.

© CALYXT, INC. ALL RIGHTS RESERVED
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APPENDIX